UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2019

Midstates Petroleum Company, Inc.

(Exact name of registrant specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 947-8550

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                                        Results of Operations and Financial Condition.

On March 13, 2019, Midstates Petroleum Company, Inc. (the “Company”) issued a press release reporting results for the quarter and year ended December 31, 2018. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Award of Restricted Stock Units and Performance Stock Units

On March 7, 2019, the Board of Directors (the “Board”) for Midstates Petroleum Company, Inc. (the “Company”) approved long-term incentive awards to David J. Sambrooks, Richard W. McCullough, Scott C. Weatherholt and Amelia K. Harding pursuant to the Company’s 2016 Long Term Incentive Plan (the “LTIP”) and based upon recommendation from the Compensation Committee of the Board.  These awards include (i) the grant of 30,959, 8,661, 18,612 and 12,439 restricted stock units (“RSUs”) to Messrs. Sambrooks, McCullough and Weatherholt and Ms. Harding, respectively, and (ii) the grant of 72,236, 20,209, 43,428 and 29,024 performance stock units (“PSUs”) to Messrs. Sambrooks, McCullough and Weatherholt and Ms. Harding, respectively.

The RSUs and PSUs are governed by a form of Restricted Stock Unit Agreement (the “RSU Award Agreement”) and a form of Performance Stock Unit Agreement (the “PSU Award Agreement”, and together with the RSU Award Agreement, the “Award Agreements”) entered into with each of Messrs. Sambrooks, McCullough and Weatherholt and Ms. Harding. The RSUs will generally vest, if at all, in full (100%) on March 1, 2021, and the PSUs will vest, if at all, based on the Company’s trading price of common stock for the performance period of January 1, 2019 through December 31, 2020.

Each of the RSUs and PSUs are subject to partial accelerated vesting in the event the executive grantee’s employment is terminated prior to the vesting date by the Company without “Cause” or by the executive grantee with “Good Reason” (each, as defined in the LTIP) or due to such executive grantee’s death or disability. In the event of a “Change in Control” (as defined in the LTIP), the RSUs are subject to full accelerated vesting, and the PSUs have the potential to receive full accelerated vesting or other alternative benefits, subject to the sole discretion of the Compensation Committee.

The descriptions of the Award Agreements in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the form of Award Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Restricted Stock Unit Award Agreement.

10.2	Form of Performance Stock Unit Award Agreement.

99.1	Press Release dated March 13, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.

(Registrant)

Date: March 13, 2019

	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President - General Counsel & Corporate Secretary

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